Contents of Significant Accounts - Cash and Cash Equivalents (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2021 TWD ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 TWD ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 TWD ($)	Dec. 31, 2018 TWD ($)
Cash And Cash Equivalents [Abstract]
Cash on hand and petty cash	$ 5,684		$ 5,765
Checking and savings accounts	33,738,883		20,163,007
Time deposits	88,876,572		66,939,601
Repurchase agreements collateralized by government bonds and corporate notes	10,000,992		6,939,663
Total	$ 132,622,131	$ 4,780,899	$ 94,048,036	$ 3,390,340	$ 95,492,477	$ 83,661,739